UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.  )
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SANDISK CORPORATION

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 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/28/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

Notice and Proxy Statement / Annual Report / Form 10K and Combo Document

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
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SANDISK
SANDISK CORPORATION	Vote In Person
601 MCCARTHY BLVD. MILPITAS, CA 95035
Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these stocks.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 03/31/08
is to be held on 05/28/08 at 8:00 a.m. Pacific Daylight Time at: 601 McCarthy Boulevard
      Milpitas, CA 95035

Meeting Directions
San Francisco/Peninsula:
•   South on 101 toward San Jose
•   Take the 237 East exit toward Alviso/Milpitas
•   Take the McCarthy Blvd. exit
•   Turn right on McCarthy Blvd.
•   Arrive at 601 McCarthy Blvd.

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Voting items
The Board of Directors recommends a vote “FOR” the election of the Nominees listed below.
A.	Election of Directors

Nominees:
	01) Dr. Eli Harari	05) Catherine P. Lego
	02) Irwin Federman	06) Michael E. Marks
	03) Steven J. Gomo	07) Dr. James D. Meindl
04) Eddy W. Hartenstein

B.	Issues

The Board of Directors recommends a vote “FOR” the following proposal.

1.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2008.

The Board of Directors recommends a vote “AGAINST” the following proposal.

2.	To consider a stockholder proposal regarding majority voting for Directors of the Company.

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